NOTE CONSOLIDATION AND SEVERANCE AGREEMENT


                  THIS NOTE CONSOLIDATION AND SEVERANCE AGREEMENT (this "Agreement") made as of the 3rd day of September, 1998, between CUTTER SOUND DEVELOPMENT, LTD., MONTVERDE PROPERTY, LTD., NORTHSHORE GOLF PARTNERS, LTD., NORTHSHORE DEVELOPMENT, LTD., U.S. GOLF PINEHURST PLANTATION, LTD., FSD GOLF CLUB, LTD., RH HOLDINGS, INC., WEDGEFIELD LIMITED PARTNERSHIP and ARLINGTON LAKES, L.P., each having an address at c/o Golf Communities of America, 255 South Orange Avenue, Firstate Tower, Suite 1515, Orlando, Florida 32801 ("Borrower") and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, having an address at 11 Madison Avenue, New York, New York 10010 ("Lender").

                              W I T N E S S E T H:

                  WHEREAS, Lender is the lawful owner and holder of (i) those certain mortgages and deeds of trust described in Schedule A hereto (collectively, the "Deeds of Trust") encumbering the premises more particularly described in the Deeds of Trust together with all improvements now or hereafter located hereon and all other property intended to be encumbered by the Deeds of Trust (collectively, the "Premises") and (ii) the two notes in the original principal amount of $50,590,000 and $50,000,000, respectively, secured by the Deeds of Trust (the "Notes"); and

                  WHEREAS, as of the date hereof, the unpaid aggregate principal amount of the Notes which are secured by the Deeds of Trust is $100,590,000, plus interest thereon; and

                  WHEREAS, Lender, as the holder of the Notes and Deeds of Trust, and Trustor, as the owner of the Premises, have agreed to consolidate the indebtedness evidenced by the Notes into a single consolidated indebtedness of $100,590,000 (the "Consolidated Indebtedness"); and

                  WHEREAS,  Lender,  as the  holder  of the  Notes  and Deeds of
Trust, and Borrower, as the owner of the Premises, have agreed to sever the Notes, as consolidated, into three separate indebtednesses of $48,456,000, $26,247,000 and $26,247,000, respectively, and, in connection therewith, Borrower has agreed to execute and deliver to Lender simultaneously herewith:

                  (i) a note to be dated as of the date hereof in the amount of $48,456,000 ("Class A Note") to evidence the indebtedness in like amount; and

                  (ii) a note to be dated as of the date hereof in the amount of $26,247,000 ("Class B Note") to evidence the indebtedness in like amount; and

                  (iii) a note to be dated as of the date hereof in the amount of $26,247,000 ("Class C Note") to evidence the indebtedness in like amount; and

                  WHEREAS, Class A Note, Class B Note and Class C Note are intended to be given in substitution of and are intended to evidence the same indebtedness as evidenced by the Notes in the aggregate amount of $100,590,000, which Notes were secured by the Deeds of Trust in the aggregate original principal amount of $100,590,000; and

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                           1. The Notes and the indebtedness  evidenced  thereby
are hereby consolidated so that together they shall hereafter evidence a single indebtedness in the aggregate principal amount of the Consolidated Indebtedness, together with interest thereon.

                           2. Borrower hereby represents and warrants to Lender
that there exists no defense, offset or counterclaim with respect to Borrower's obligations under the Notes.

                           3. Borrower hereby acknowledges that it is indebted
to Lender in accordance with the Notes, as consolidated, and that the aggregate principal amount of the Notes is $100,950,000.00, with a current outstanding balance of $100,950,000.

                           4. (a) The  principal  indebtedness  of  $100,950,000
evidenced by the Notes, as consolidated hereby, hereby is severed into three portions as follows:

                   (i) a principal indebtedness of $48,456,000 to be evidenced by Class A Note which will be executed and delivered by Cutter Sound
Development, Ltd., Montverde Property, Ltd., Northshore Golf Partners, Ltd., Northshore Development, Ltd., U.S. Golf Pinehurst Plantation, Ltd., FSD Golf Club, Ltd., RH Holdings, Inc., Wedgefield Limited Partnership and Arlington Lakes, L.P., simultaneously herewith; and

                  (ii) a principal indebtedness of $26,247,000 to be evidenced by Class B Note which will be executed and delivered by Cutter Sound
Development, Ltd., Montverde Property, Ltd., Northshore Golf Partners, Ltd., Northshore Development, Ltd., U.S. Golf Pinehurst Plantation, Ltd., FSD Golf Club, Ltd., RH Holdings, Inc., Wedgefield Limited Partnership and Arlington Lakes, L.P., simultaneously herewith; and

                                    (iii)   a    principal    indebtedness    of
$26,247,000 to be evidenced by Class C Note which will be executed and delivered by Cutter Sound Development, Ltd., Montverde Property, Ltd., Northshore Golf Partners, Ltd., Northshore Development, Ltd., U.S. Golf Pinehurst Plantation, Ltd., FSD Golf Club, Ltd., RH Holdings, Inc., Wedgefield Limited Partnership and Arlington Lakes, L.P., simultaneously herewith;

                           (b) Class A Note, Class B Note and Class C Note will
be executed and delivered simultaneously herewith, in substitution for the Notes, as consolidated. The principal indebtedness of $48,456,000 evidenced by Class A Note, the principal indebtedness of $26,247,000 evidenced by Class B Note and the principal indebtedness of $26,247,000 evidenced by Class C Note constitute, in the aggregate, the same principal indebtedness evidenced by the Notes, as consolidated, and secured by the Deeds of Trust and do not create or secure any new or further indebtedness.

                  5. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of law.

                  6.  This   Agreement   may  be   executed  in  any  number  of
counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

                  7. This Agreement shall be binding upon Borrower, its successors and assigns, and shall be binding upon and inure to the benefit of Lender, its successors and assigns, including any subsequent holder of all or any portion of the Notes or the Deeds of Trust.

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

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.


                                CUTTER SOUND DEVELOPMENT, LTD.,
                                    a Florida limited partnership

                                    By:   U.S. Golf (Cutter Sound), Inc.,
                                          its General Partner


                                        By:
                                           ---------------------------------
                                             Name: Warren Stanchina
                                             Title:   President


                                MONTVERDE PROPERTY, LTD.,
                                    a Florida limited partnership

                                    By:   U.S. Golf (Montverde), Inc.,
                                          its General Partner


                                         By:
                                            ---------------------------------
                                             Name: Warren Stanchina
                                             Title:   President

                                NORTHSHORE GOLF PARTNERS, LTD.,
                                    a Texas limited partnership

                                    By:   Northshore U.S. Golf, Inc.,
                                          its General Partner


                                         By:
                                            ---------------------------------
                                             Name: Warren Stanchina
                                             Title:   President

                                NORTHSHORE DEVELOPMENT, LTD.,
                                    a Texas limited partnership

                                    By:   Northshore U.S. Golf, Inc.,
                                          its General Partner


                                         By:
                                            ---------------------------------
                                             Name: Warren Stanchina
                                             Title:   President


                                U.S. GOLF PINEHURST PLANTATION, LTD.,
                                    a Florida limited partnership

                                    By:   U.S. Golf (Plantation), Inc.,
                                          its General Partner


                                         By:
                                            ---------------------------------
                                             Name: Warren Stanchina
                                             Title:   President

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


                                FSD GOLF CLUB, LTD.,
                                    a Florida limited partnership

                                    By:   U.S. Golf (FSD), Inc.,
                                          its General Partner


                                         By:
                                            ---------------------------------
                                             Name: Warren Stanchina
                                             Title:   President


                                RH HOLDINGS, INC., a Utah corporation


                                By:
                                   ---------------------------------
                                    Name:    Warren Stanchina
                                    Title:   President


                                WEDGEFIELD LIMITED PARTNERSHIP,
                                    a Michigan limited partnership

                                    By:   U.S. Golf (Wedgefield), Inc.,
                                          its General Partner


                                         By:
                                            ---------------------------------
                                             Name: Warren Stanchina
                                             Title:   President


                                ARLINGTON LAKES, L.P.,
                                    a Texas limited partnership

                                    By:   GCA Texas Development, Inc.,
                                          its General Partner


                                         By:
                                            ---------------------------------
                             Name: Warren Stanchina
                                             Title:    President

                 CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:




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

                                   SCHEDULE A



1. Deed of Trust and Security Agreement, dated July 2, 1998, by RH Holdings, Inc. ("Trustor") to First American Title Insurance Company ("Trustee") for the benefit of Credit Suisse First Boston Mortgage Capital LLC ("Beneficiary")

2. Mortgage and Security Agreement, dated July 2, 1998, by Wedgefield Limited Partnership ("Mortgagor") in favor of Credit Suisse First Boston Mortgage Capital LLC ("Mortgagee").

3. Deed of Trust and Security Agreement, dated July 2, 1998, by U.S. Golf Pinehurst Plantation, Ltd ("Trustor") to First American Title Insurance Company ("Trustee") for the benefit of Credit Suisse First Boston Mortgage Capital LLC ("Beneficiary").

4. Mortgage and Security Agreement, dated July 2, 1998, by Montverde Property, Ltd. ("Mortgagor") in favor of Credit Suisse First Boston Mortgage Capital LLC ("Mortgagee").

5. Mortgage and Security Agreement, dated July 2, 1998, by FSD Golf Club, Ltd. ("Mortgagor") in favor of Credit Suisse First Boston Mortgage Capital LLC ("Mortgagee").

6. Deed of Trust and Security Agreement, dated July 2, 1998, by Northshore Development, Ltd., and Northshore Golf Partners, Ltd. (collectively, "Trustor") to Kim Sobieski ("Trustee") for the benefit of Credit Suisse First Boston Mortgage Capital LLC ("Beneficiary").

7. Mortgage and Security Agreement, dated July 2, 1998, by Cutter Sound Development, Ltd. ("Mortgagor") in favor of Credit Suisse First Boston Mortgage Capital LLC ("Mortgagee").


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